UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2012

Endocyte, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana		47906
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Endocyte, Inc. (the “Company”) held its annual meeting of stockholders on May 31, 2012. Stockholders took the following actions:

•	elected three (3) directors for three-year terms ending at the 2015 annual meeting of stockholders (Proposal 1); and

•	ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012 (Proposal 2).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

			Broker
Nominee	For	Withhold	Non-Votes
Keith E. Brauer	20,542,873	172,117	6,937,742
Ann F. Hanham, PhD.	20,529,772	185,218	6,937,742
Peter D. Meldrum	20,331,793	383,197	6,937,742

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
27,637,328	15,384	20	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

June 1, 2012	By:	/s/ Michael A. Sherman

Name: Michael A. Sherman
Title: Chief Financial Officer